NUVEEN INTERNATIONAL SELECT FUND

SUPPLEMENT DATED MAY 2, 2014

TO THE PROSPECTUS DATED FEBRUARY 28, 2014

The purpose of this supplement is to serve as notification of a proposed reorganization of the Nuveen International Select Fund (the “Fund”) and to describe important changes to the Fund that will be implemented prior to such reorganization.

Changes to the Fund’s Sub-Advisers, Portfolio Managers,

Principal Investment Strategies and Principal Risks

Effective as of the close of business on June 27, 2014, Altrinsic Global Advisors, LLC (“Altrinsic”) and Lazard Asset Management LLC (“Lazard”) will no longer serve as investment sub-advisers to the Fund. The third existing sub-adviser to the Fund, Nuveen Asset Management LLC (“NAM”), will become the Fund’s sole sub-adviser. The Fund’s assets that had been managed by Altrinsic and Lazard will be transitioned to NAM’s management and the portfolio will be repositioned consistent with the investment strategies employed by NAM’s international growth team.

Effective as of June 27, 2014, the sections of the prospectus entitled “Fund Summaries—Nuveen International Select Fund—Fees and Expenses of the Fund—Annual Fund Operating Expenses” and “Fund Summaries—Nuveen International Select Fund—Fees and Expenses of the Fund—Example” will be revised to read as follows:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees	1.04%	1.04%	1.04%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.18%	0.20%	0.21%
Acquired Fund Fees and Expenses	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	1.51%	2.28%	1.29%
Management Fee Waiver[3]	(0.20)%	(0.20)%	(0.20)%
Total Annual Fund Operating Expenses After Management Fee Waiver	1.31%	2.08%	1.09%
1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.

2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

3	The Fund’s investment adviser has agreed to voluntarily lower the fund-level management fee by 0.20% across all breakpoint levels through October 31, 2015. This fee waiver will not be terminated prior to that time without the approval of the Fund’s board of directors.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and the management fee waivers currently in place are not renewed beyond October 31, 2015. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption			No Redemption
	A	C	I	A	C	I
1 Year	$701	$211	$111	$701	$211	$111
3 Years	$998	$685	$381	$998	$685	$381
5 Years	$1,326	$1,194	$680	$1,326	$1,194	$680
10 Years	$2,250	$2,593	$1,531	$2,250	$2,593	$1,531

In addition, effective as of June 27, 2014, the seventh paragraph of the section “How We Manage Your Money—Who Manages the Funds—Management Fees” is deleted in its entirety and replaced with the following:

In addition, Nuveen Fund Advisors has agreed to voluntarily lower the Fund-level management fee of Nuveen International Select Fund by 0.20% across all breakpoint levels through October 31, 2015.

The fee waivers and expense limitations described above may be terminated or modified prior to the indicated dates only with the approval of the Board of Directors of the Funds.

Effective July 7, 2014, following repositioning of the Fund’s portfolio:

•

Tracy P. Stouffer will become the Fund’s sole portfolio manager primarily responsible for the management of the Fund. Ms. Stouffer’s business experience is described under the section “Who Manages the Funds” in the prospectus.

•	The Fund’s principal investment strategies will change to the following:

Under normal market conditions, the Fund invests at least 80% of its net assets in non-U.S. equity securities. The Fund may invest in equity securities issued by companies with small-, mid- and large-capitalizations. The Fund may invest up to 30% of its net assets in companies located in emerging market countries.

•	The Fund’s principal risks will be:

Currency Risk – Changes in currency exchange rates will affect the value of non-U.S. dollar denominated securities, the value of dividends and interest earned from such securities, and gains and losses realized on the sale of such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s portfolio.

Equity Security Risk – Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market.

Growth Stock Risk – Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

Non-U.S./Emerging Markets Risk – Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to those of issuers located in or that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments. These additional risks may be heightened for securities of issuers located in, or with significant operations in, emerging market countries.

Smaller Company Risk – Small-cap stocks involve substantial risk. Prices of small-cap stocks may be subject to more abrupt or erratic movements, and to wider fluctuations, than stock prices of larger, more established companies or the market averages in general. It may be difficult to sell small-cap stocks at the desired time and price. While mid-cap stocks may be slightly less volatile than small-cap stocks, they still involve similar risks.

Proposed Reorganization of the Fund

The Board of Directors/Trustees of Nuveen Investment Funds, Inc. (“NIF”) and Nuveen Investment Trust II (“NIT II”) has approved the reorganization of the Fund, a series of NIF, into Nuveen International Growth Fund (the “Acquiring Fund”), a series of NIT II. In order for the reorganization to occur, it must be approved by the shareholders of the Fund.

If the Fund’s shareholders approve the reorganization, the Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for Acquiring Fund shares of equal value. These Acquiring Fund shares will then be distributed to Fund shareholders and the Fund will be terminated. As a result of these transactions, Fund shareholders will become shareholders of the Acquiring Fund and will cease to be shareholders of the Fund. Each Fund shareholder will receive Acquiring Fund shares with a total value equal to the total value of that shareholder’s Fund shares immediately prior to the closing of the reorganization.

A special meeting of the Fund’s shareholders for the purpose of voting on the reorganization is expected to be held in September 2014. If the required approval is obtained, it is anticipated that the reorganization will be consummated shortly after the special shareholder meeting. Further information regarding the proposed reorganization will be contained in proxy materials that are expected to be sent to shareholders of the Fund in July 2014.

The Fund will continue sales and redemptions of its shares as described in the prospectus until shortly before its reorganization. However, holders of shares purchased after the record date set for the Fund’s special meeting of shareholders will not be entitled to vote those shares at the special meeting.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-FISP-0514P